Income Taxes - Summary of Significant Components of Net Deferred Tax Assets (Detail) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets
Allowance for loan losses	$ 878,918	$ 941,475
Deferred compensation liability	609,777	537,791
Net unrealized loss on securities available for sale	26,301	37,796
Write down and expenses of foreclosed assets		25,095
Interest income on non-accrual loans	162,335	126,334
Lower of cost or market adjustment on loans transferred from available for sale to portfolio	15,322	19,834
Deferred tax assets, gross, Total	1,692,653	1,688,325
Deferred tax liabilities
Depreciation	305,985	302,314
Net deferred loan cost	100,374	113,080
Other	19,091	19,731
Deferred tax liabilities, gross, Total	425,450	435,125
Net deferred tax asset	$ 1,267,203	$ 1,253,200